Exhibit 10.2

Schedule of Officers – Form of Change in Control Agreement, as Amended

Set forth below is a list of Officers who have entered into (i) the form of Change in Control Agreement with Armstrong World Industries, Inc. filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 6, 2010 and (ii) the form of Amendment to Change in Control Agreement with Armstrong World Industries, Inc. effective December 31, 2012 filed as Exhibit 10.2 to the Current Report on Form 10-K on January 4, 2013:

Victor D. Grizzle

Mark A. Hershey

Thomas M. Kane

Donald R. Maier

Thomas B. Mangas

Stephen F. McNamara

Stephen H. Poole

Frank J. Ready